                                   EXHIBIT 99 SIGNATURES OF REPORTING PERSONS

                                   210/RELY PARTNERS, LP

                                   By: 210/RELY Investment, LLC
                                   Its: General Partner

                                   By: 210 Capital, LLC
                                   Its: Sole Member

                                   By: /s/ Robert H. Alpert
                                   Its: Authorized Signatory

                                   By: /s/ C. Clark Webb
                                   Its: Authorized Signatory

                                   210/RELY INVESTMENT, LLC

                                   By: 210 Capital, LLC
                                   Its: Sole Member

                                   By: /s/ Robert H. Alpert
                                   Its: Authorized Signatory

                                   By: /s/ C. Clark Webb
                                   Its: Authorized Signatory

                                   210 CAPITAL, LLC

                                   By: /s/ Robert H. Alpert
                                   Its: Authorized Signatory

                                   By: /s/ C. Clark Webb
                                   Its: Authorized Signatory

                                   CCW/LAW HOLDINGS, LLC

                                   By: /s/ C. Clark Webb
                                   Its: Authorized Signatory

                                   COVENANT RHA PARTNERS, L.P.

                                   By:  RHA Investments, Inc.
                                   Its: Member

                                   By: /s/ Robert H. Alpert
                                   Its: Authorized Signatory

                                   RHA INVESTMENTS, INC.

                                   By: /s/ Robert H. Alpert
                                   Its: President

                                   ROBERT H. ALPERT

                                   By: /s/ Robert H. Alpert

                                   C. CLARK WEBB

                                   By: /s/ C. Clark Webb